UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2023
LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3911 Sorrento Valley Boulevard, Suite 110
San Diego
CA	92121
(Address of principal executive offices)	(Zip Code)
(858) 550-7500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LGND	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On March 10, 2023, Silicon Valley Bank (“SVB”) was closed by the California Department of Financial Protection and Innovation, which appointed the Federal Deposit Insurance Corporation (“FDIC”) as receiver.

Ligand Pharmaceuticals Incorporated (“Ligand”) does not hold any deposits or securities or maintain any accounts at SVB. Although the situation with SVB and the FDIC is highly fluid and uncertain, based on information of which Ligand is currently aware, Ligand does not expect any material adverse effect on its business or results of operations as a result of its partners’ potential exposure to SVB.

Forward-Looking Statements

This report contains forward-looking statements by Ligand that involve risks and uncertainties and reflect Ligand's judgment as of the date of this report. Words such as “plans,” “believes,” “expects,” “anticipates,” and “will,” and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding: the expected effect on Ligand’s business or results of operations or those of its partners. Actual events or results may differ from Ligand’s expectations due to risks and uncertainties associated with the potential impact on Ligand’s partners, including their ability to access insured deposits, money market funds or other potential sources of liquidity when needed, or their ability to arrange for alternative financing on a timely basis; potential actions by the FDIC or others or claims by SVB’s creditors; liquidity concerns that may affect other banking institutions; the potential broader impact on the financial markets, the economy and the pharmaceutical and biotechnology industry; and changes in applicable laws or regulations; as well as risks and uncertainties inherent in Ligand’s business, including, without limitation those described in Ligand’s press releases, as well as in Ligand's public periodic filings with the Securities and Exchange Commission. Ligand disclaims any intent or obligation to update these forward-looking statements beyond the date of this report. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: March 13, 2023	By: /s/ Andrew Reardon Name: Andrew Reardon Title: Chief Legal Officer and Secretary